UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report: August 28, 2001


                           Sonic Jet Performance, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



Colorado                   0-22273                          84-1383888
--------                   -------                          ----------
(State or other            (Commission                      (IRS Employer
jurisdiction               File Number)                     Identification No.)
incorporation)


             15662 Commerce Lane, Huntington Beach, California 92649
            -------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 895-0944

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None.


ITEM 5.   OTHER EVENTS

         On June 15, 2001, the Company agreed to convert the $600,000 Note Payable (including interest) to Director Sheikh Mohammed Al Rashid to 697,097 shares of common stock.

         On June 26, 2001, the Company came to an agreement with Michel Attias, an individual suing the corporation. Mr. Attias agreed to dismiss the suit with prejudice and relinquishes his claim for the loan against Sonic Jet Performance, Inc. in exchange for issuance of 600,000 common shares of Sonic Jet stock.

         On June 29, 2001, the Company converted the $53,205.33 debt it owed to its Interim CEO, Albert Mardikian, into 42,564 shares of common stock. On June 29, 2001, the $20,375.00 debt to MGS Grand Sports, Inc. owed by the Company was converted into 16,300 shares of common stock.

         On August 23, 2001, the Company entered into an agreement with Encore Capital, JNC Strategic Fund, Ltd, and JNC Opportunity Fund Ltd. to convert Notes Payable into 2,455,759 shares of Sonic Jet Common Stock. All Preferred Stock in Sonic Jet Performance, Inc. held by JNC Strategic Fund has also been converted into 1,731,449 shares of common stock. In exchange, all of Sonic Jet's debts ($2,836,395) to these creditors are canceled. In case Sonic Jet Performance does not raise $500,000 capital within the eighteen month period as required by the Agreement, the other corporations shall have the right to (i) exchange the 2,455,759 shares of Common Stock for a convertible note in the principal amount of $2,836,395 plus all accrued interest to the date of exchange, (ii) exchange the 1,731,449 shares of Common Stock for 1,600 shares of Preferred Stock plus all accrued dividends, and (iii) the Warrants have been cancelled.

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         None.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business

                  None.

         (b)      Exhibits

                  10.1 Agreement between Sonic Jet Performance, Inc. and Encore Capital Management, LLC, JNC Opportunity Fund, Ltd., and JNC Strategic Fund, Ltd.

                  10.2 Agreement between Sonic Jet Performance, Inc. and Sheikh Mohammed Al Rashid

                  10.3 Settlement Agreement between Sonic Jet Performance, Inc. and Michel Attias

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: August 28, 2001                   SONIC JET PERFORMANCE, INC.



                                        By:      /s/ Albert Mardikian
                                             -----------------------------------
                                                 Interim CEO